UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2006

GRAN TIERRA ENERGY INC.
(f/k/a GOLDSTRIKE INC.)

(Exact name of registrant as specified in its charter)

Nevada	333-111656	98-0479924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300, 611 - 10th Avenue S.W.
Calgary, Alberta, Canada	T2R 0B2
(Address of principal executive offices)	(Zip Code)

(403) 265-3221
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

As previously disclosed by Gran Tierra Energy Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2006, the Company conducted an initial closing of its private offering (the “Offering”) of units (the “Units,” each Unit consisting of one share of common stock of the Company and one warrant to purchase one-half of a share of common stock of the Company for five years at a purchase price of $1.75 per whole share) on June 20, 2006. In the June 20, 2006 closing, the Company sold 43,336,051 Units, deriving gross proceeds of $65,004,076.

On June 29, 2006, the Company conducted a second closing of the Offering deriving additional gross proceeds of $5,454,944 from the sale of 3,636,629 additional Units. Units sold in this second closing were sold pursuant to that certain Securities Purchase Agreement, dated as of June 20, 2006, by and among the Company and such investors, a form of which was attached as Exhibit 10.20 to the Company’s Current Report on Form 8-K filed on June 21, 2006. The investors additionally executed Subscription Agreements, dated as of June 20, 2006, with the Company in connection with their purchases of Units in the Offering. A form of the Subscription Agreement was attached as Exhibit Exhibit 10.21 to the Company’s Current Report on Form 8-K filed on June 21, 2006. A form of the warrants issued to the investors was attached as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on June 21, 2006.

On June 30, 2006, the Company conducted a final closing of the Offering deriving additional gross proceeds of $4,540,980 from the sale of 3,027,320 additional Units. Units sold in this final closing were sold pursuant to that certain Securities Purchase Agreement, dated as of June 30, 2006, by and among the Company and such investors, a form of which is attached hereto as Exhibit 10.28. The investors additionally executed Subscription Agreements, dated as of June 30, 2006, with the Company in connection with their purchases of Units in the Offering. A form of the Subscription Agreement is attached hereto as Exhibit 10.29. A form of the warrants issued to the investors was attached as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on June 21, 2006.

Following the above-described closings on June 29, 2006 and June 30, 2006, the Company has completed the Offering and has sold a total of 50,000,000 Units for gross proceeds totaling $75,000,000. In the Offering, Deutsche Bank, Sanders Morris Harris Inc. and Canaccord Capital Corporation acted as placement agents and earned commissions of $2,205,582, $2,375,644 and $454,097, respectively.

Pursuant to registration rights agreements among the Company and the investors in the Offering, the Company has committed to file a registration statement covering the shares of Common Stock issued in connection with the Offering, the warrants issued in the Offering and the shares of Common Stock underlying the warrants, within 75 days of June 20, 2006. The Company shall use its reasonable efforts to cause such registration statement to become effective no later than 120 days after the date it is filed, unless the registration statement is subject to review by the SEC, in which case the Company will have 150 days from the filing date in which to have the registration statement declared effective. The Company will be required to maintain the effectiveness of such registration statement until all shares registered thereunder have been sold or until the holding period of Rule 144(k) of the Securities Act has been satisfied with respect to all of the shares of Common Stock (including the shares underlying the warrants) issued in the Offering, whichever is earlier. The registration rights agreements provide that the Company will be liable for customary penalties if the registration statement is not effective on the date by which the Company is required to cause it to become effective, or if the Company fails to maintain the effectiveness of the registration statement for the require period.

The foregoing description of the registration rights agreements is qualified in its entirety by reference to each of the registration rights agreements. The registration rights agreements executed with the investors in the June 20, 2006 and June 29, 2006 closings were filed as Exhibits 10.23, 10.24 and 10.25 to the Company’s Current Report on Form 8-K, filed with the SEC on June 21, 2006. A form of the Registration Rights Agreement executed with each of the investors in the June 30, 2006 closing is attached hereto as Exhibit 10.30. Each of the above-described registration rights agreements is incorporated herein by reference.

No underwriters were involved in connection with the sale of the securities described above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.
Exhibit No.	Description
10.28	Form of Securities Purchase Agreement, dated as of June 30, 2006, by and among Gran Tierra Energy Inc. and the investors in the June 30, 2006 closing of the Offering.
10.29	Form of Subscription Agreement, dated as of June 30, 2006, by and among Gran Tierra Energy Inc. and the investors in the June 30, 2006 closing of the Offering.
10.30	Form of Registration Rights Agreement, dated as of June 30, 2006, by and among Gran Tierra Energy Inc. and the investors in the June 30, 2006 closing of the Offering.
99.1	Press Release of Gran Tierra Energy Inc., dated July 5, 2006.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gran Tierra Energy Inc.

By: /s/ James Hart
Name: James Hart
Title: Chief Financial Officer

Date: July 5, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.28	Form of Securities Purchase Agreement, dated as of June 30, 2006, by and among Gran Tierra Energy Inc. and the investors in the June 30, 2006 closing of the Offering.
10.29	Form of Subscription Agreement, dated as of June 30, 2006, by and among Gran Tierra Energy Inc. and the investors in the June 30, 2006 closing of the Offering.
10.30	Form of Registration Rights Agreement, dated as of June 30, 2006, by and among Gran Tierra Energy Inc. and the investors in the June 30, 2006 closing of the Offering.
99.1	Press Release of Gran Tierra Energy Inc., dated July 5, 2006.